Exhibit 10.5

Ref. No.: 2006-GLDK-09

Loan Contract
(Summary Translation)

China Construction Bank

Ref No.:2006-GLDK-09
Loan Contract

Borrower:	Fuwei Films (Shandong) Co., Ltd.

Legal Representative:	Xiaoan He

Legal Address:	358 Dongfeng Dong Street, Kui District, Weifang
261061

Telephone:	8788113

Fax:	8882685

Lender:	Weifang Branch, China Construction Bank

Responsible Person:	Tingqiang Wang

Correspondence Address:	33, Siping Road, Kuiwen District, Weifang
261041

Telephone:	8286150

Fax:

Both parties agree to the following terms:

1	Loan

1.1	Currency: Renminbi (RMB)

1.2	Amount: 10,000,000 Only

1.3	The proceeds of the Loan under this Contract shall be used for the repayment of the loan under the contract No. 2005-GLDK-13.

1.4	Loan Period: Commencing from March 31, 2006, to January 20, 2007.

2	Interest Rate and Computation of Interest

2.1	Loan interest rate( fixed): 6.138% (annually /monthly)

2.2.1	The penalty interest: 9.207% (annually/monthly)

2.2.2	The penalty interest: 12.276% if the loan is not used as described in this contract.

2.2.3	The penalty interest: 9.207% if repayment is later than the maturity date.

2.3.	The beginning date to bear the interest is the date on which the first partial loan to be transferred to Borrower’s account.

2.4.	computation of the interests are as follows: daily interest is equal to the monthly interest/30, also equal to the annual interest/ 360.

2.5.	Interest settlement:

2.5.1	Fixed interest will be computed by the fixed rate as above.

2.5.2	Interest settlement on the 20th day of each month.

3	Granting and Repayment of Loan

3.1	Lender shall start to grant the proceeds of the loan in five (5) days scheduled as below upon Borrowers’ satisfaction of the conditions in Section 3.2.

Granting Date      Granting Amount
31 day 03 month 2006 Year;                           10,000,000 (amount in English)
___ day ___ month ___ Year; _________________(amount in English)
___ day ___ month ___ Year; _________________(amount in English)
___ day ___ month ___ Year; _________________(amount in English)

3.2	Unless all of the following conditions are satisfied, Lender has the right to refuse to grant the Loan:

3.2.1
Borrower has already completed the statutory procedures including obtaining related permit, approval and registration from the government and such permit, approval and registration remain in full force and effect.

3.2.2	The guarantee contract (if any) under this Contract has come into effect and remains in full force and effect.

3.2.3	The financial condition of the Borrower does not have any substantial adverse changes.

3.2.4	Borrower is not in breach of this Contract.

3.3.1	The repayment of the interests will be prior to the repayment of the principal.

3.3.2	The interests will be repaid on the interest settlement date.

3.3.3	Repayment of the loan:

        Repayment Date       Repayment Amount
20 day 01 month 2007 Year;                           10,000,000 (amount in English)
___ day ___ month ___ Year; ___________            _(amount in English)
___ day ___ month ___ Year; _________________(amount in English)
___ day ___ month ___ Year; _________________(amount in English)

3.4.1	Borrower shall repay the interests prior to the scheduled date upon notice to the Lender.

3.4.2	Borrower shall repay portion or total of the loan prior to the scheduled date upon 30 days prior written notice to the Lender and Lender’s consent.

3.4.3	Interests will be computed on a daily basis and the loan rate set forth in the Section 4.

3.4.4
Borrower agrees to compensate Lender for its advance repayment of the principal as following: amount of the compensation is equal to the repayment amount of the principal X 0.005% X actual days difference.

4	Representation and Guarantee of the Borrower

4.1	Borrower is an independent entity and has the necessary contractual capacity to perform this Contract and will be liable for its non-performance of its obligations hereunder.

4.2	The execution and performance of this Contract is the true intention of the Borrower, and the Borrower has all necessary consents, approvals and authorizations to perform its obligations.

4.3
All the documents, reports, data and information provided by the Borrower to the Lender during the execution and performance of this Contract are true, accurate, complete and in full effect, and Borrower has not withheld any information which may affect the evaluation of its financial status and repayment ability.

5	Rights and Obligations of Lender

5.1
Lender has the right to be repaid the principal, receive interest (including compound, overdue and appropriated penalty interest) and the necessary expenses from the Borrower in accordance with this Contract. Lender has the right to exercise any other rights under the relevant laws and regulations or stipulated in this Contract.

5.2
Except as otherwise specified under this contract, Lender shall keep all the financial and operation data and information confidential unless compelled by requirements of applicable laws and regulations.

6	Rights and Obligations of Borrower

6.1
Borrower shall provide the Lender with its true and accurate operational and financial information in accordance with Lender’s requirements, including but not limited to the balance sheet, the income statement and the cash flow statement.

6.1	Borrower shall repay the Loan under this Contract and pay the interest hereunder in accordance with the date, amount, currency set forth in this Contract.

6.2	Borrower shall not use the proceeds of the Loan for any usage not stipulated in this Contract.

6.3	Borrower shall be liable for the expenses under this Contract, including but not limited to, expenses for notary service, authentication, evaluation and registration.

6.4
Borrower shall comply with the operation procedure and the general practice of the Lender and loan application, including but not limited to, facilitating Lender’s examination and supervision on Borrower’s operation status, and providing all the financial statements, or any other data and information requested by Lender, and shall guarantee that such documents, data and information are true, complete and accurate.

6.5
If any one of the following events occurs, Borrower shall notify the Lender within X days and shall not commence such activities unless the Loan and interest under this Contract are repaid completely, or a repayment schedule and guarantee are approved and accepted by the Lender. These are as follows:

6.5.1	Selling, donating, renting, lending, assigning, mortgaging, pledging or disposing of all or substantial part of its assets.

6.5.2
Any substantial changes in organization or structure of the Borrower, including but not limited to, its operation, subcontracting, lease, affiliation, company restructuring, joint-stock, merger (consolidation), equity joint-venture (non-equity), spin-off, incorporation of subsidiary, asset assignment, reduction of registered capital, etc.

6.6	Borrower shall notify the Lender within X days of occurrence of any of the following events:

6.6.1	Amendment of the Articles of Association, change of Borrower’s name, change of legal representative , change of domicile, change of address, and change in the scope of its business.

6.6.2	Borrower or Guarantor’s (if any) intention to file for bankruptcy.

6.6.2	Borrower’s involvement in any major litigation or arbitration, or any lien or encumbrance is imposed on its assets.

6.6.4	Borrower’s guarantee to any other third party, which will have an adverse effect on its financial status and ability to perform its obligations under this Contract.

6.6.5	Borrower enters into a contract which will have a material adverse effect on its operation and financial status.

6.6.6	Borrower or Guarantor (if any) stops its operation, its business terminates or its business license is revoked.

6.6.7	Borrower’s legal representative or senior management has committed a criminal offence.

6.6.8	Borrower faces substantial hardship in managing its business or any other event which will have an adverse effect on the financial status or ability of the Borrower to repay the Loan.

6.6.9	Any changes to the form of collateral under this Contract that may have adverse effect on Lender’s right shall be made upon Lender’s consent.

7	Breach of Contract

7.1
In the event of the occurrence of any of the following events, Lender has the right to suspend the drawing of the proceeds of the Loan and require repayment of the principal of the Loan partially or completely before the maturity date and demand that the Borrower repay the principal of the Loan and pay the interest hereunder. These are as follows:

7.1.1	Borrower’s representations and warranties in Section 4 are not true;

7.1.2	Borrower is in breach of this Contract;

7.1.3	The events set forth in Section 6.6 have occurred and Lender believes that such event will have a material adverse effect on its rights as a creditor; or

7.1.4	Borrower has delayed its performance or is in breach of other contracts entered into between Borrower and Lender, and has not provided the Lender with any remedy upon notification by Lender.

7.2
In the event that Borrower fails to repay the principal or interest in full in a timely fashion, or to use the proceeds of the Loan as set forth in this Contract, Lender has the right to use the overdue penalty interest rate and appropriate penalty interest rate to calculate the interest.

7.3
In the event that Borrower fails to repay the principal or interest in full in a timely fashion, Borrower shall be liable for the Lender’s expenses in exercising its creditor’s rights, including litigation cost (arbitration fee), costs of preservation of asset, costs of publication, enforcement costs, legal fees, travel and other expenses.

7.4	the interest of the Loan or avoids the repayment intentionally, Lender has the right to inform relevant government authority and to publish the payment notification in the news media.

8	Dispute Resolution

Any dispute arising from or in connection with this Contract shall be resolved by the first method listed below:

1.	File a lawsuit to the competent court in the place where Lender is located; or

2.
Submit the disputes to ________arbitration committee for arbitration in accordance with the currently effective arbitration rules of such committee. The arbitral award is final and is legally binding upon both Parties.

9	Miscellaneous

9.1	This Contract comes into effect upon both Parties’ execution of this contract.

9.2	This Contract is executed in four (4) counterparts. Each of the Parties and Guarantor shall keep one counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first set forth below.

March 31, 2006

Borrower (seal):	Lender (seal):

Legal Representative or Authorized Person Responsible Person or Authorized Person

Xiaoan He	Bank of Communication

(signature or seal)	(signature or seal)